UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☑	Soliciting Material Pursuant to §240.14a-12

LORILLARD, INC.

(Name of Registrant as Specified In Its Charter)

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Lorillard Executive Presentation Transactions Are a Win for Our Shareholders, Our Employees, Customers and Consumers 1

Forward Looking Statements

In connection with the proposed transaction, Reynolds American will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include the joint proxy statement of Reynolds American and Lorillard that also constitutes a prospectus of Reynolds American.  Lorillard and Reynolds American plan to mail the definitive joint proxy statement/prospectus to their respective stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE
JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY
AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
LORILLARD, REYNOLDS AMERICAN, THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Lorillard and Reynolds American through the website maintained by the SEC at www.sec.gov.  In addition, investors and stockholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed by Lorillard with the SEC by contacting Robert Bannon, CFA Director,
Investor Relations, at investorrelations@lortobco.com or by calling (336) 335-7000 .  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from Lorillard’s stockholders in connection with the proposed transaction is set forth in Lorillard’s Annual Report on Form 10-K for the year ended December 31, 2013 and its Proxy Statement on Schedule
14A, dated April 4, 2014, which are filed with the SEC.  Additional information regarding the interests of Lorillard’s directors and executive officers in the proposed transaction, which may be different than those of Lorillard’s stockholders generally, is contained in the joint proxy statement/prospectus when filed with the SEC.
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Lorillard, Inc. (“Lorillard”) concerning the proposed transaction involving
Reynolds American Inc. (“Reynolds American”) and Lorillard  (the “transaction”) and other future events and their potential effects on Lorillard.
Such statements are based upon the current beliefs and expectations of Lorillard’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties.  These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond Lorillard’s control.

Overview: Transaction with Reynolds American Inc.
18-month process designed to achieve value and greater certainty for Lorillard shareholders
Reynolds American (“RAI”) will acquire Lorillard for an enterprise value of just over $27 billion
40% premium vs. unaffected price, 13x EBITDA multiple at top of precedent transactions
British American Tobacco to maintain 42% stake and invest $4.7 billion
Pro-forma: $10 billion in revenue, ~32% market share
Imperial Tobacco to buy certain assets from both RAI and Lorillard for $7.1 billion to form a new company
Transaction with RAI is a testament to your efforts and everything you have all done to make Lorillard the strong company it is today

Overview: Transaction with Imperial Tobacco Group PLC
• Imperial Tobacco Group to buy certain assets from both RAI and Lorillard for
$7.1 billion including:
Kool, Salem, Winston, Maverick® and blu eCigs® brands, which will be combined with Imperial’s existing U.S. company, Commonwealth-Altadis, Inc., and their portfolio of products that includes USA Gold and Sonoma brands to form a new company
• In addition to the brands, Imperial will acquire certain assets currently owned by
Lorillard including our headquarters, manufacturing and R&D facilities in
Greensboro, North Carolina, as well as our facility in Danville, Virginia and approximately 2,900 employees, including our national sales force
• Vast majority of employees to retain jobs with Imperial or RAI

Brand Portfolios: Before Lorillard: Lorillard: RAI: RAI: Imperial: Imperial: 5

Brand Portfolios: After Combined RAI / Lorillard: New Imperial: 6

RAI / Lorillard Combination
• Builds on the success and heritage of Lorillard and positions Newport® as one of the combined company’s flagship brands
• Brings together complementary companies
• Greater scale and more diversified business across geographic regions and product categories
• Will result in new revenue opportunities and benefit our adult tobacco customers
Employees will Benefit from Being Part of A Stronger, More
Diversified Industry Player

About Imperial
• Founded in 1901, UK-based global tobacco company with an optimized portfolio of brands and a global footprint that is strengthening its position in the U.S., which it considers an important growth market
• Leading brands include USA Gold and Sonoma
• Leader in the cigar industry with a strong portfolio of iconic U.S. and international brands such as Dutch Masters and Backwoods
• Employees: ~35,000
• Manufacturing sites: 46 globally
• London Stock Exchange: IMT

Imperial / Lorillard Combination
• Imperial will build on Lorillard’s operations and people to drive growth
Expected to make significant investments to revitalize Kool, Salem, Winston and
Maverick cigarette brands
Continue to drive growth in blu, the leading e-cigarette brand, including global expansion
• Enhanced portfolio with national reach
• Martin Orlowsky will be joining as Executive Chairman Designate of Imperial’s U.S.
business to help guide management throughout the transition process and the implementation of the portfolio strategy for the business
Employees will be Integral to Imperial’s Efforts to Strengthen its
Position in U.S. Marketplace

For Our Customers For Our Customers
What this Means for Customers & Consumers
What this Means for Customers & Consumers
• Continued access to same high quality tobacco and e-cigarette products
• Combined company will be positioned to better serve wholesale and retail partners with strong portfolio of iconic brands and products that are meaningful in virtually all markets across the country
• Imperial recognizes the strength of our highly skilled marketing and sales organization and customer relationships
• No initial changes to the way Lorillard conducts business – business as usual
For Our Consumers For Our Consumers
• Consumers will benefit from innovation, competitive pricing and new brands on shelves

Protections for Employees

• Vast majority of employees to retain jobs with Imperial or RAI
• For those employees that are not offered positions at either company, the transaction provides for strong protections
• Imperial has committed to assuming the existing collective bargaining agreements

Roadmap to Completion
• Until transactions are completed, RAI, Lorillard and Imperial will remain separate companies
• It remains business as usual; you should remain focused on your day-to-day responsibilities
• Transactions expected to close at substantially same time in first half of 2015
• Establishing a transition-planning team consisting of leaders from RAI, Lorillard and Imperial, who will work on how to best integrate the companies following close
Integration is governed by strict regulatory guidelines, which will be provided in near-
term
• We are excited about the transactions and the opportunities they will create for all our key stakeholders

13 QUESTIONS? QUESTIONS?